UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 26, 2006
                                                          -------------

                       MONADNOCK COMMUNITY BANCORP, INC.
                       ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                             000-50810                42-1634975
-----------------------------     -----------------------      --------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                          Identification No.)


One Jaffrey Road, Peterborough, NH                                 03458
----------------------------------                                 -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 26, 2006, Monadnock Community Bancorp, Inc. (the "Company") issued a press release disclosing that it had received conditional regulatory approval, stockholder approval and approval by the members of Monadnock Mutual Holding Company, the Company's mutual holding company, to complete the mutual to stock conversion of Monadnock Mutual Holding Company and related stock offering. The transaction is expected to close on June 28, 2006. In addition, the Company disclosed the results of the stock offering. A copy of the press release is filed as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired: None

          (b) Pro Forma Financial Information: None

          (c) Shell Company Transactions. None

          (d) Exhibits:

               Exhibit 99.1: Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               MONADNOCK COMMUNITY BANCORP, INC.


DATE:  June 27, 2006                        By:  /s/ Karl F. Betz
                                                 -------------------------------
                                                 Karl F. Betz
                                                 Senior Vice President and
                                                 Chief Financial Officer